Exhibit 10.60

           FIRST AMENDMENT TO EMPLOYMENT AGREEMENT


   This Agreement, made and entered into and effective as of the 9th day of September, 1991, by and between Enron Power Corp., a Delaware corporation ("EPC") and
Thomas E. White, Jr. ("Employee"), an individual, is an amendment to that certain Employment Agreement entered into between the parties the 1st day of July, 1990.

   WHEREAS, the parties desire to amend the Employment Agreement;

    NOW, THEREFORE, in consideration of the Employee's continued employment with Company and of the covenants contained herein, the parties agree as follows:

     1.   The Term set forth on Exhibit A to the
          Employment Agreement is amended to extend until the last day of June, 1996.

     2.   This Agreement is an amendment to the
          Employment Agreement, and the parties agree that all other terms, conditions and stipulations contained in the Employment
          Agreement shall remain in full force and effect and without any change or modification, except as provided herein.

     IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the date first above written.

                                 ENRON POWER CORP.


                                 By:  DAVID H. ODORIZZI
                                 Name: David H. Odorizzi
                                 Title: Executive Vice President and
                                 Chief Financial Officer


                                 THOMAS E. WHITE, JR.


                                 THOMAS E. WHITE, JR.